RBC FUNDS TRUST

(the “Trust”)

RBC BlueBay Emerging Market Debt Fund (the “Fund”)

Supplement dated March 3, 2025 to the Fund’s summary prospectus (the “Summary

Prospectus”) and prospectus (the “Prospectus”), each dated January 27, 2025, as may be supplemented from time to time.

This Supplement provides additional information beyond that contained in the Prospectus and

Summary Prospectus and should be read in conjunction with the Prospectus and Summary

Prospectus.

Effective immediately, the following changes are made to the Fund’s Prospectus and Summary Prospectus:

The “Shareholder Fees” and “Annual Fund Operating Expenses” tables and related footnotes under “Fund Summary - RBC BlueBay Emerging Market Debt Fund - Fees and Expenses of the Fund” of the Fund’s Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:

	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	23.80%	0.53%	0.44%
Total Annual Fund Operating Expenses	24.70%	1.18%	1.09%
Fee Waiver and/or Expense Reimbursement[2]	(23.66)%	(0.39)%	(0.35)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.04%	0.79%	0.74%
1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2

The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding, brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.04% of the Fund’s average daily net assets for Class A shares, 0.79% for Class I shares and 0.74% for Class R6 shares. This expense limitation agreement will remain in place until January 31, 2026 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

The “Expense Example” section under “Fund Summary - RBC BlueBay Emerging Market Debt Fund - Fees and Expenses of the Fund” of the Fund’s Summary Prospectus and Prospectus is deleted in their entirety and replaced with the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Class R6
One Year	$527	$81	$76
Three Years	$4,524	$336	$312
Five Years	$7,101	$611	$567
Ten Years	$10,217	$1,397	$1,297

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE